Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, MacDonald Tudeme, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of MT Ultimate Healthcare Corp. on Form 10-QSB/A for the quarterly Period ended September 30, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of MT Ultimate Healthcare Corp.


                                     By:/s/ MacDonald Tudeme
                                     --------------------------
                                     Name:  MacDonald Tudeme
                                     Title: Chief Executive Officer and
                                     Chief Financial Officer
January 19, 2005


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